FINANCIAL EXPENSES, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
FINANCIAL EXPENSES , NET [Abstract]
Bank charges	$ 1,331	$ 1,179	$ 950
Interest expense	794	1,765	1,744
Change in fair value of derivative and embedded derivative	64	(992)	1,207
Exchange rate (gain) loss, net	(608)	2,204	395
Total expenses	1,581	4,156	4,296
Interest income	(117)	(431)	(416)
Total financial expenses, net	$ 1,464	$ 3,725	$ 3,880